Accrued Expenses and Other Current Liabilities - Schedule of Outstanding Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Jun. 30, 2025 CNY (¥)
Schedule of Outstanding Accrued Expenses and Other Current Liabilities [Abstract]
Accrued employee payroll and welfare benefits		¥ 27,115	¥ 34,115
Other accrued expense		13,662	9,562
Other tax payable		8,648	8,711
Payable to employees related to share option exercise proceeds		20	13,780
Total accrued expenses and other current liabilities	$ 7,287	¥ 49,445	¥ 66,168